Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Christopher P. Kalnin, the Chief Executive Officer of BKV Corporation (the “Company”), hereby certify, that, to the best of my knowledge:

(1) The Annual Report on Form 10-K/A of the Company for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 19, 2026

/s/ Christopher P. Kalnin
Christopher P. Kalnin
Chief Executive Officer
Principal Executive Officer